Exhibit 99

                                  EXHIBIT INDEX

    The following exhibits and financial statement schedules are filed as a part of this Form 10-K. Certain on these exhibits are incorporated by the reference indicated. Items marked with an asterisk (*) are filed herewith.

Exhibit No.                         Exhibit

         Articles of Incorporation and Bylaws:

*   3.A     Articles of Incorporation and Bylaws of Farmland Industries, Inc.
            effective December 1, 1993.

        Instruments Defining the Rights of Security Holders, Including
        Indentures:

    4.A(1) Trust Indenture dated November 20, 1981, as amended January 4, 1982, including specimen of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No.2-75071, effective January 7, 1982)

    4.A(2) Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 20-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No.2-94400, effective December 31, 1984)

    4.A(2)(1)           Amendment Number 2, dated December 3, 1991, to Trust
                        Indenture dated November 8, 1984 as amended January 3,
                        1985, covering Farmland Industries, Inc.'s 20-Year
                        Subordinated Capital Investment Certificates
                        (Incorporated by Reference - Form SE, filed December 3,
                        1991)

    4.A(3) Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 10-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No.2-94400, effective December 31, 1984)

    4.A(3)(1)           Amendment Number 2, dated December 3, 1991, to Trust
                        Indenture dated November 8, 1984 as amended January 3,
                        1985, covering Farmland Industries, Inc.'s 10-Year
                        Subordinated Capital Investment Certificates.
                        (Incorporated by Reference - Form SE, filed December 3,
                        1991)

    4.A(4) Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 5-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No.2-94400, effective December 31, 1984)

    4.A(4)(1)           Amendment Number 2, dated December 3, 1991, to Trust
                        Indenture dated November 8, 1984 as amended January 3,
                        1985, covering Farmland Industries, Inc.'s 5-Year
                        Subordinated Capital Investment Certificates.
                        (Incorporated by Reference - Form SE, filed December 3,
                        1991)

    4.A(5) Trust Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985, including specimen of 10-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

    4.A(6) Trust Indenture dated November 11, 1985 including specimen of the 5-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 33-1970, effective December 31, 1985)

        Instruments Defining Rights of Owners of Indebtedness not Registered:

    4.B(1) Credit Agreement among Farmland Industries, Inc., as Borrower, ABN Amro Bank N.V., The Bank of Nova Scotia, Boatmen's First National Bank of Kansas City, The Chase Manhattan Bank, N.A., Commerce Bank of Kansas City, N.A., NBD Bank, N.A., as Banks and The National Bank for Cooperatives, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, as Banks and as Co-Agents, dated May 19, 1994, (the "Syndicated Credit Facility"). (Incorporated by Reference - Form 10-Q filed July 14, 1994)

    4.B(2) List identifying contents of all omitted schedules referenced in and not filed with, the Syndicated Credit Facility, dated May 19, 1994. (Incorporated by Reference - Form 10-Q, filed July 14, 1994)

        Material Contracts:

        Lease Contracts:

    10.A(1) The First National Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. consummated a leveraged lease in the amount of $73,153,000 dated September 6, 1991. (Incorporated by Reference
                - Form SE, filed December 3, 1991.)

    10.A(2) The First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. consummated a leveraged lease in the amount of $51,909,257.90 dated March 17, 1977. (Incorporated by Reference
                - Form S-1, No.2-60372, effective December 22, 1977)

        Management Remunerative Plans Filed Pursuant to Item 14C of this Report.

*   10.(iii)(A)(1)      Annual Employee Variable Compensation Plan (September 1,
                        1994 - August 31, 1995)

    10.(iii)(A)(2)      Farmland Industries, Inc. Management Long-Term Incentive
                        Plan (Effective September 1, 1993).  (Incorporated by
                        Reference - Form 10-K, filed November 29, 1993)

    10.(iii)(A)(3)      Farmland Industries, Inc. Executive Deferred
                        Compensation Plan (Incorporated by Reference - Form SE, filed November 23, 1987)

*   21. Subsidiaries of the Registrant

*   24. Power of Attorney

*   27. Financial Data Schedule (Fiscal Year Ended August 31, 1994).